EXHIBIT 10.1
                       PREFERRED STOCK PURCHASE AGREEMENT

         This Preferred Stock Purchase Agreement ("Agreement") is entered into this 4th of May, 2005, by and among U.S. TELESIS HOLDINGS, INC., a Delaware corporation (hereinafter referred to as "Buyer") and IRA TABANKIN, CHARLES SANDER, ROBERT B. PRAG, KAI HANSEN AND HAYDEN COMMUNICATIONS, INC. (hereinafter each referred to as a "Seller" and collectively referred to as the "Sellers"), being all of the preferred shareholders of CATCHER, INC., a Delaware corporation, (hereinafter referred to as the "Company").

         WHEREAS, Sellers are the owners of record and beneficially of the number of shares set forth on the attached EXHIBIT A of the issued and outstanding series A preferred stock of the Company, representing one hundred percent (100%) of the issued and outstanding shares of series A preferred stock of the Company (each a "Preferred Share" and collectively, the "Preferred Shares");

         WHEREAS, simultaneously herewith Buyer and holders of shares of common stock of the Company (the "Common Stock") enters into a stock purchase agreement (the "Common Stock Purchase Agreement"), whereby Buyer purchases from those stockholders all issued and outstanding shares of common stock so that Buyer will become sole stockholder of the Company; and

         WHEREAS, Sellers desire to sell all of the Preferred Shares to Buyer, and Buyer desires to purchase the Preferred Shares from Sellers, upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                       I.

                         SALE AND PURCHASE OF THE SHARES

         1.1 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.2 below), Seller agrees to sell, assign, transfer and convey to Buyer, and Buyer agrees to purchase from each Seller, the Preferred Shares set forth opposite such Seller's name in EXHIBIT A attached hereto. At the Closing, upon payment of the Purchase Price (as defined in paragraph 1.3 below) the Company is instructed to amend its stock transfer records to reflect the transfer of the Preferred Shares from Seller to Buyer.

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         1.2 CLOSING. The purchase shall be consummated at a closing ("Closing")
to take place at 11:00 o'clock a.m., at the offices of Buyer on May 4, 2005 ("Closing Date") or at such other time or location as the parties hereto agree.

         1.3 PURCHASE  PRICE.  The purchase  price  ("Purchase  Price") shall be
1.7361 shares of Buyer's Series "A" preferred stock for each issued and outstanding Preferred Share for an aggregate purchase price of 733,778 shares of Buyer's Series A preferred stock ("Buyer's Preferred Shares") for all of the Preferred Shares, such Buyer's Preferred Shares to be allocated to Sellers as set forth in Exhibit A. The Purchase Price shall be paid at Closing, by issuance and delivery of Buyer's Preferred Shares to Sellers against receipt of a certificate from an officer of the Company confirming that the Company has transferred on its stock ledger ownership of the Preferred Shares from Seller to Buyer (the "Officer's Certificate").

         1.4 OTHER AGREEMENTS. At the Closing, Buyer and each Seller shall execute and deliver the Registration Rights Agreement in substantially the form attached hereto as Exhibit "B".

         1.5 BASIC AGREEMENTS AND TRANSACTIONS DEFINED. This Agreement and other agreements listed in paragraph 1.4, are sometimes referred to as the "Basic Agreements". The transactions contemplated by the Basic Agreements and the
Common   Stock   Purchase   Agreements   are   sometimes   referred  to  as  the
"Transactions".

                                       II.

                         REPRESENTATIONS AND WARRANTIES

         2.1  REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants to Buyer as follows:

                  (a) ORGANIZATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on the Company.

                  (b) CAPITAL STRUCTURE. The authorized capital stock of the Company consists of One million (1,000,000) shares of common stock, $.001 par value and Five Hundred Thousand (500,000) shares of preferred stock, $.001 par value. At Closing, 349,093.5 shares of common stock, and 422,656 Preferred Shares, will be issued and outstanding. All outstanding shares of capital stock of the Company were, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are

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         no bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which stockholders of the Company may vote. Except as set forth in SCHEDULE 2.1 (b), as of the date of this Agreement, there are no outstanding options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or by which is bound or obligated the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company.

                  (c) AUTHORITY. The Company has full power and lawful authority to execute and deliver the Basic Agreements to which it is a party and to perform its obligations thereunder. The Basic Agreements to which the Company is party constitute (or shall, upon execution, constitute) valid and legally binding obligations upon the Company, enforceable in accordance with their terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution and delivery of the Basic Agreements by the Company, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which the Company is a party or by which the Company or any of its material properties or assets are bound or affected.

                  (d) NO UNDISCLOSED LIABILITIES. Except as set forth in the Private Placement Memorandum of the Company dated April 27, 2005 (the "Private Placement Memo"), the Company is not aware of any material liabilities for which the Company is liable or will become liable in the future.

                  (e) TAXES. The Company has filed all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Taxes"), and there exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of the Company.

                  (f) PROPERTIES. Except as set forth in the Private Placement Memo, the Company has good and marketable title to all its material personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other material properties and assets (except for items leased or licensed to the Company), in each case free and clear of all material liens, claims and encumbrances of every kind and character.

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                  (g) BOOKS AND  RECORDS.  The books and  records of the Company are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Company.

                  (h) TRANSACTIONS WITH CERTAIN PERSONS.  Except as disclosed in
         SCHEDULE 2.1(h) or in the Private Placement Memo, the Company has no outstanding material agreement, understanding, contract, lease, commitment, loan or other material arrangement with any officer, director or shareholder of the Company or any relative of any such person, or any corporation or other entity in which such person owns a beneficial interest.

                  (i) MATERIAL CONTRACTS. Except as set forth in the Private Placement Memo, the Company has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

                  (j) AUTHORIZATIONS. The Company has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are materially necessary for the conduct of its business.

                  (k) NO POWERS OF ATTORNEY. The Company has no powers of attorney or similar authorizations outstanding.

                  (l) COMPLIANCE WITH LAWS. To the best of the Company's knowledge, the Company is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and has not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority, in each case where such violation would have a material adverse effect on the Company.

                  (m) NO LITIGATION. There are no actions, suits, claims, complaints or proceedings pending or, to the knowledge of the Company, threatened against the Company, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and, except as set forth in the Private Placement Memo, there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to the Company, would have a material adverse effect on the Company. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Company or any of its assets.

                  (n) VALIDITY. All material contracts, agreements, leases and licenses to which the Company is a party or by which it or any of its material properties or assets are bound or affected, are valid and in full force and effect; and no breach or default exists, or upon the

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         giving of notice or lapse of time, or both, would exist, on the part of the Company or to the knowledge of the Company, by any other party thereto.

                  (o) NO ADVERSE CHANGES. Since April 30, 2005, there have been no actual or threatened developments of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

                  (p) FEES. Except as disclosed in SCHEDULE 2.1(P), all negotiations relating to the Basic Agreements and the Transactions have been conducted by the Company in such a manner as not to give rise to any valid claim for any finder's fees, brokerage commission, financial advisory fee or related expense or other like payment for which the Company or Buyer are or may be liable.

                  (q) FULL DISCLOSURE. All representations of the Company contained in the Basic Agreements are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There are no facts known to the Company which could have a materially adversely affect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company, which have not been disclosed to Buyer in the Basic Agreements or are set forth in the Private Placement Memo.

         2.2 REPRESENTATIONS AND WARRANTIES OF SELLERS. Sellers severally and not jointly represent and warrant to Buyer, with respect to the Preferred Shares owned by Seller, as follows:

                  (a) AUTHORITY. Seller has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Seller, enforceable in accordance with their terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, and similar Laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution and delivery of the Basic Agreements by Seller, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of, or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any material agreement by which Seller is a party or by which a Seller or any of its material properties, or assets are bound or affected.

                  (b) TITLE TO THE PREFERRED SHARES. At the Closing, Seller shall own of record and beneficially the Preferred Shares of the Company set forth opposite such Seller's name on EXHIBIT A, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer

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         the Preferred  Shares to Buyer. No person has any preemptive  rights or rights of first refusal with respect to any of the Preferred Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Preferred Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Preferred Shares.

                  (c) INVESTMENT INTENT. Seller is acquiring the shares of Buyer for its own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Seller has no present intention of selling, granting participation in, or otherwise distributing the same. Seller understands the specific risks related to an investment in the shares of Buyer, especially as it relates to the financial performance of Buyer. Seller has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Seller will hold the Preferred Shares in a manner commensurate with a private offering by Buyer as that term is defined by the Securities and Exchange Commission.

         2.3 REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

                  (a) ORGANIZATION. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. Buyer has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. Buyer is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification, except where the failure to be qualified would not have a material adverse effect on the Company.

                  (b) AUTHORIZED CAPITALIZATION. The authorized capitalization of Buyer consists of Fifty Million (50,000,000) shares of .001 par value Common Stock, of which Twelve Million Eight Hundred Twenty-Five Thousand (12,825,000) shares will be issued and outstanding prior to Closing and One Million (1,000,000) shares of .001 par value Preferred Stock, none of which will be issued and outstanding prior to Closing. Buyer's Preferred Shares have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by Buyer in compliance with all applicable state and federal laws. At Closing, except as disclosed in SCHEDULE 2.3(b), Buyer will not have any outstanding rights, options, warrants, calls, commitments, conversion or any other agreements of any other character, including without limitation, registration rights agreements, whether oral or written, obligating it to issue any shares of its capital stock whether authorized or not. Buyer is not a party to and is not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, Buyer's income,

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

         profits or assets, or obligating Buyer to distribute any portion of its income, profits or assets.

                  (c) NO SUBSIDIARY. As of the date of this Agreement, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity.

                  (d) AUTHORITY. (1) Buyer has all necessary power and authority to execute and deliver the Basic Agreements, to perform its obligations hereunder and thereunder, and, subject to obtaining necessary stockholder approval (if required by applicable Law) in connection with the Transactions, to consummate the Transactions. The execution, delivery and performance by the Buyer of the Basic Agreements, and the consummation by Buyer of the Transactions have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Buyer are necessary to authorize the Basic Agreements or to consummate the Transactions (other than, with respect to the contemplated reverse stock split, the approval and adoption of such by the affirmative vote of a majority of the voting power of the then outstanding shares of Common Stock and the filing and recordation of appropriate documents as required by the Delaware General Corporation
         Law). This Agreement has been duly executed and delivered by Buyer and, assuming the due authorization, execution and delivery by Seller, constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium, and similar Laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

         (2) By unanimous  written  consent dated May 3, 2005 the Board of Buyer
         (i) determined that the Basic Agreements and the Transactions are advisable and in the best interests of Buyer and Buyer's stockholders,
         (ii) approved and adopted the Basic  Agreements  and the  Transactions,
         (iii) resolved to recommend approval and adoption of this Agreement and the amendment of the certificate of incorporation of Buyer by the Buyer's stockholders in a form attached hereto as Schedule 2.3(d). The actions taken by the Board constitute approval of the Basic Agreements and the Transactions.

                  (e) REQUIRED FILINGS AND CONSENTS. The execution and delivery of the Basic Agreements by Buyer do not, and the performance of the Transactions by Buyer will not, require any consent, approval, authorization or permit of, or filing with or notification to, any United States federal, state or local or any foreign government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), except (i) for applicable requirements, if any, of the Securities Exchange Act of 1934 (the "Exchange Act"), state securities or "blue sky" laws and filing and recordation of appropriate documents as

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         required by the Delaware  General  Corporation Law and (ii) for filings contemplated by Section 2.2(d) hereof.

                  (f) NO CONFLICT. The execution and delivery of the Basic Agreements by Buyer do not, and the performance of the Basic Agreements by Buyer and the consummation of the Transactions will not (i) conflict with or violate Certificate of Incorporation or Bylaws of Buyer, (ii) subject to Section 2.2 (e), conflict with or violate any United States federal, state or local or any foreign statute, law, rule, regulation, ordinance, code, order, judgment, decree or any other requirement or rule of law (a "Law") applicable to Buyer or by which any property or asset of Buyer is bound or affected, or (iii) result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, give to others any right of termination, amendment, acceleration or cancellation of, result in triggering any payment or other obligations, or result in the creation of a lien or other encumbrance on any property or asset of Buyer in any case that would be material to Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation or material contract to which Buyer is a party or by which Buyer or any property or asset of any of them is bound or affected.

                  (g) COMPLIANCE. Buyer (i) has been operated at all times in compliance in all material respects with all Laws applicable to Buyer or by which any property, business or asset of Buyer is bound or affected and (ii) is not in default or violation of any notes, bonds, mortgages, indentures, contracts, agreements, leases, licenses, permits, franchises, or other instruments or obligations to which Buyer is a party or by which Buyer or any property or asset of Buyer is bound or affected other than defaults or violations which individually or in the aggregate would reasonably be expected to be material to Buyer.

                  (h) SEC FILINGS. Buyer and, to Buyer's knowledge,  each of its current stockholders has filed all forms, reports, statements and documents required to be filed with the SEC since May 29, 2003 (the "SEC REPORTS"), each of which has complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations promulgated thereunder, and the Exchange Act, and the rules and regulations promulgated thereunder, each as in effect on the date so filed. Other than as disclosed in Risk Factor 12 of the Private Placement Memorandum of the Company dated April 27, 2005, none of the SEC Reports (including, any financial statements or schedules included or incorporated by reference therein) contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Other than as disclosed in Risk Factor 12 of the Private Placement Memorandum of the Company dated April 27, 2005 and except to the extent that information contained in any SEC Report has been revised or superseded by a later filed

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

         SEC Report, none of the SEC Reports contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The principal executive officer of the Company and the principal financial officer of the Company (and each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT") and the rules and regulations of the SEC thereunder with respect to the Company's filings pursuant to the Exchange Act. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act.

                  (i) BUYER'S FINANCIAL STATEMENTS. All of the financial statements included in the SEC Reports, in each case, including any related notes thereto, as filed with the SEC (those filed with the SEC are collectively referred to as the "BUYER FINANCIAL STATEMENTS"), have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as may be permitted in the Form 10-QSB of the SEC and subject, in the case of the unaudited statements, to normal, recurring audit adjustments) and fairly present the consolidated financial position of Buyer at the respective dates thereof and the results of its operations and changes in cash flows for the periods indicated. Except as set forth in Buyer Financial Statements, Buyer is not aware of any material liabilities for which it is liable or will become liable in the future.

                  (j) TAXES. Buyer has timely filed all Tax Returns (as defined below) required to be filed by it. All such Tax Returns are true, correct and complete in all material respects. All Taxes (as defined below) of Buyer which are (i) shown as due on such Tax Returns, (ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid, except for those Taxes being contested in good faith and for which adequate reserves have been established in the financial statements included in the SEC Reports in accordance with GAAP. There are no liens for any Taxes upon the assets of Buyer, other than statutory liens for Taxes not yet due and payable and liens for real estate Taxes contested in good faith. Buyer does not know of any proposed or threatened Tax claims or assessments which, if upheld, could individually or in the aggregate have a material adverse effect on the Buyer or its financial conditions. Buyer has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. Buyer has withheld and paid over to the relevant taxing authority all Taxes required to have been withheld and paid in connection with payments to employees, independent contractors, creditors, stockholders or other third parties. For purposes of this Agreement, (a) "Tax" (and, with correlative meaning, "Taxes") means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, transfer, franchise or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty or addition thereto, whether disputed or not, imposed by any Governmental Entity, and (b) "Tax Return" means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

                  (k) CHANGE OF CONTROL  AGREEMENT.  Neither the  execution  and delivery of the Basic Agreements nor the consummation of the Transactions (either alone or in conjunction with any other event)
         result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any director, officer, employee or consultant of Buyer. Without limiting the generality of the foregoing, no amount paid or payable by Buyer in connection with the Transactions contemplated by this Agreement, including accelerated vesting of options (either solely as a result thereof or as a result of such transactions in conjunction with any other event), will be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code.

                  (l) INVESTMENT INTENT. Buyer is acquiring the Preferred Shares for its own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Buyer has no present intention of selling, granting participation in, or otherwise distributing the same. Buyer understands the specific risks related to an investment in the Preferred Shares, especially as it relates to the financial performance of the Company.

                  (m) MATERIAL CONTRACTS. Buyer has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of Buyer.

                  (n) NO LITIGATION. There are no actions, suits, claims, complaints or proceedings pending or threatened against Buyer, at law or in equity, or before or by any governmental department, commission, court, board, bureau, agency or instrumentality; and there are no facts which would provide a valid basis for any such action, suit or proceeding, which, if determined adversely to Buyer, would have a material adverse effect on Buyer.

                  (o) NO OPERATIONS. Buyer does not currently have any business operations or material assets. Upon consummation of the Transactions, Buyer shall not have in excess of $10,000 in debts, obligations or liabilities of any kind or nature.

                                      III.

                                    COVENANTS

         3.1 COVENANTS OF THE COMPANY. The Company covenants and agrees that from the date hereof to the Closing, it will perform the following acts:

                  (a) ORDINARY COURSE OF BUSINESS. The Company will operate its business only in the ordinary course of business and will use its best efforts to preserve the Company's business, organization, goodwill and relationships with persons having business dealings with the Company.

                  (b) MAINTAIN PROPERTIES. The Company will maintain all of its properties in good working order, repair and condition (reasonable wear and use excepted) and will take all steps reasonably necessary to maintain in full force and effect its patents, trademarks, service marks, trade names, brand names, copyrights and other intangible assets.

                  (c) COMPENSATION. The Company will not (1) enter into or alter any employment agreements; (2) grant any increase in compensation other than normal merit increases consistent with the Company's general prevailing practices to any officer or employee; or (3) enter into or alter any labor or collective bargaining agreement or any bonus or other employee fringe benefit.

                  (d) NO INDEBTEDNESS. The Company will not create, incur, assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices, where the entire net proceeds thereof are deposited with and used by and in connection with the business of the Company.

                  (e) MAINTAIN BOOKS. The Company will maintain its books, accounts and records in the usual, regular ordinary and sound business manner and in accordance with generally accepted accounting principles applied on a basis consistent with past practices.

                  (f) NO AMENDMENTS. The Company will not amend its corporate charter or bylaws (or similar documents) without prior the consent of Buyer and the Company will maintain its corporate existence, licenses, permits, powers and rights in full force and effect.

                  (g) TAXES AND ACCOUNTING MATTERS. The Company will file when due all federal, state and local tax returns and reports which shall be accurate and complete, including but not limited to income, franchise, excise, ad valorem, and other taxes with respect to its business and properties, and to pay as they become due all taxes or assessments, except for taxes for which adequate reserves are established and which are being contested in good faith by appropriate proceedings. The Company will not change its accounting methods or practices or any depreciation, amortization or inventory valuation policies or practices.

                  (h) NO DISPOSITION OR ENCUMBRANCE. Except in the ordinary course of business consistent with past practices, the Company will not
         (1) dispose of or encumber any of its properties and assets, (2) discharge or satisfy any lien or encumbrance or pay any obligation or liability (fixed or contingent) except for previously scheduled repayment of debt, (3) cancel or compromise any debt or claim, (4) transfer or grant any rights under any concessions, leases, licenses, agreements, patents, inventions, proprietary technology or process, trademarks, service marks or copyrights, or with respect to any know-how, or (5) enter into or modify in any material respect or terminate any existing license, lease, or contract.

                  (i) NO DIVIDENDS. The Company will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

                  (j) NO BREACH. The Company will not do any act or omit to do any act which would cause a breach of any of its material contracts, commitments or obligations.

                  (k) DUE COMPLIANCE. The Company will comply with all laws, regulations, rules and ordinances applicable to it and to the conduct of its business, the violation of which would have a material adverse effect on the Company.

                  (l) NO WAIVERS OF RIGHTS. The Company will not amend, terminate or waive any material right whether or not in the ordinary course of business.

                  (m) NO RELATED PARTY TRANSACTIONS. The Company will not make any loans to, or enter into any transaction, agreement, arrangement or understanding of any material nature with any of its officers, directors or employees.

                  (n) NOTICE OF CHANGE. The Company will promptly advise Buyer in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in its business, financial condition, results of operations, assets, liabilities or prospects.

                  (o) CONSENTS. The Company will use its best good faith efforts to obtain the consent or approval of each person or entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

         3.2 COVENANTS OF BUYER. Buyer covenants and agrees to perform the following acts:

                  (a) NO INDEBTEDNESS. Buyer will not create, incur, assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices, where the entire net proceeds thereof are deposited with and used by and in connection with the business of Buyer.

                  (b) NO AMENDMENTS. Buyer will not amend its corporate charter or bylaws (or similar documents) without the prior consent of the Company and Buyer will maintain its corporate existence, licenses, permits, powers and rights in full force and effect.

                  (c) NO DIVIDENDS. Buyer will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

                  (d) CONTRACTS. Buyer will not enter into or assume any contract, agreement, obligation, lease, license, or commitment except in the ordinary course of business consistent with past practices or as contemplated by this Agreement.

                  (e) NO RELATED PARTY TRANSACTIONS. Buyer will not make any loans to, or enter into any transaction, agreement, arrangement or understanding of any material nature with any of its officers, directors or employees.

                  (f) NO DIVIDENDS. Buyer will not declare, set aside or pay any dividends or other distributions of any nature whatsoever.

                  (g) NO BREACH. Buyer will not do any act or omit to do any act
         which  would  cause  a  breach  of  any  of  its  material   contracts,
         commitments or obligations.

                  (h) DUE COMPLIANCE. Buyer will comply with all laws, regulations, rules and ordinances applicable to it and to the conduct of its business, the violation of which would have a material adverse effect on the Buyer.

                  (i) NO WAIVERS OF RIGHTS. Buyer will not amend, terminate or waive any material right whether or not in the ordinary course of business.

                  (j) NO SECURITIES ISSUANCES. Buyer will not issue any shares of any class of capital stock, or enter into any contract, option, warrant or right calling for the issuance of any such shares of capital stock, or create or issue any securities convertible into any securities of the Buyer.

                  (k) TAXES AND ACCOUNTING MATTERS. Buyer will file when due all federal, state and local tax returns and reports which shall be accurate and complete, including but not limited to income, franchise, excise, ad valorem, and other taxes with respect to its business and properties, and to pay as they become due all taxes or assessments, except for taxes for which adequate reserves are established and which are being contested in good faith by appropriate proceedings. Buyer will not change its accounting methods or practices or any depreciation, amortization or inventory valuation policies or practices.

                  (l) NOTICE OF CHANGE. Buyer will promptly advise the Company in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in its business, financial condition, results of operations, assets, liabilities or prospects.

                  (m) CONSENTS. Buyer will use its best good faith efforts to obtain the consent or approval of each person or entity other than a Governmental Entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.


                                       IV.

                           CONDITIONS PRECEDENT TO THE
                          OBLIGATIONS OF BUYER TO CLOSE

         The obligation of Buyer to close the Transactions contemplated hereby is subject to the fulfillment by the Company and Seller prior to Closing of each of the following conditions, which may be waived in whole or in part by Buyer:

         4.1 COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Company and Seller contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. The Company and Seller shall have performed all agreements, covenants and conditions required to be performed by the Company and Seller prior to the Closing.

         4.2 NO ADVERSE CHANGE. Subsequent to the date hereof and prior to the Closing, there shall have been no event which has had or may have a material adverse effect upon the business, financial condition, results of operation, assets, liabilities or prospects of the Company.

         4.3 NO LEGAL PROCEEDINGS. No suit, action or other legal or administrative proceeding before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

         4.4 DOCUMENTS TO BE DELIVERED BY THE COMPANY AND SELLER. The Company and Seller shall have delivered the following documents:

                  (a) An acknowledgment of the Company that it has been instructed to amend its stock transfer records to reflect a transfer of the Common Stock (pursuant to payment under the Common Stock Purchase Agreement) and the Preferred Shares to Buyer following payment under section 5.6.

                  (b) A copy of (i) the Articles of Incorporation of the Company; and (ii) the Bylaws of the Company; and (iii) a certificate from the Delaware Secretary of State, to the effect that the Company is in good standing and has paid all franchise taxes;

                  (c) All agreements referred to in paragraph 1.5 above, executed by all parties thereto other than Buyer.

                  (d) All corporate and other records of or applicable to the Company including but not limited to, current and up-to-date minute books, stock transfer books and registers, books of accounts, leases and material contracts.

                  (e) Employment agreements between the Company and Ira Tabankin and Charles Sander attached hereto as Exhibits "C" and "D".

                  (f)  Such  other   documents  or   certificates  as  shall  be
         reasonably required by Buyer or its counsel in order to close and consummate this Agreement.

                                       V.

                           CONDITIONS PRECEDENT TO THE
                 OBLIGATIONS OF THE COMPANY AND SELLER TO CLOSE

         The obligation of the Company and Sellers to close the Transactions is subject to the fulfillment prior to Closing of each of the following conditions, any of which may be waived in whole or in part by the Company and Seller:

         5.1 COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties made by Buyer in this Agreement shall have been true and correct when made and shall be true and correct in all material respects at the Closing with the same force and effect as if made at the Closing, and Buyer shall have performed all agreements, covenants and conditions required to be performed by Buyer prior to the Closing.

         5.2 NO LEGAL PROCEEDINGS. No suit, action or other legal or administrative proceedings before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

         5.3 OTHER AGREEMENTS. All parties other than Seller and the Company shall have executed and delivered the Basic Agreements.

         5.4 DOCUMENTS TO BE DELIVERED BY BUYER. Buyer shall have delivered the following documents:

                  (a) A copy, certified by the Secretary of the Buyer, of (i) the Articles of Incorporation of the Buyer; and (ii) the Bylaws of the Buyer; (iii) resolutions of the Board authorizing execution and delivery of this Agreement; and (iv) a certificate from the Delaware Secretary of State, to the effect that the Buyer is in good standing and has paid all franchise taxes;

                  (b) Corporate minutes of Buyer's directors attached hereto as Exhibit "E" accepting and attaching the resignation of Jules Benge Prag IV as a director, and appointment of Ira Tabankin as a director, accepting and attaching the resignations of Nicolas Rigopulos and Jules Benge Prag IV as officers and appointing Charles Sander as President and Chief Executive Officer and Ira Tabankin as Secretary of Buyer.

                  (c) A copy, certified by the Secretary of State of the State of Delaware of the Certificate of Designation in the form attached as Exhibit "G" authorizing the Preferred Shares.

                  (d) All corporate and other records of or applicable to the Buyer including but not limited to, current and up-to-date minute books, stock transfer books and registers, books of accounts, leases and material contracts.

                  (e) The Preferred Shares issued to the Sellers in the proportions set forth in section 5.6; and

                  (f) The Common Stock issued to the Sellers (as such term is defined in the Common Stock Purchase Agreement) identified in Exhibit "H" in the amounts set forth in Exhibit "H".

         5.5 NO ADVERSE CHANGE. Subsequent to the date hereof and prior to the Closing, there shall have been no event which has had or may have a material adverse effect upon the business, financial condition, results of operation, assets, liabilities or prospects of the Company.

         5.6 PAYMENTS. Sellers shall have received from Buyer a total of 773,778 shares of Buyer's preferred stock, issued at the Closing by Buyer pursuant to all the Basic Agreements in the following proportions:

         Ira Tabankin                   279,042.625
         Charles Sander                 279,042.625
         Robert Prag                     66,317.75
         Kai Hansen                      54,687.5
         Hayden Communications, Inc.     54,687.5


                                       VI.

            CONDITION SUBSEQUENT; MODIFICATION, WAIVERS, TERMINATION
                                  AND EXPENSES

         6.1 CONDITION SUBSEQUENT. It shall be a condition subsequent to the Closing that immediately following the Closing, a majority of the stockholders of Buyer shall deliver a Written Consent executed by a majority of the holders of Buyer authorizing (a) an amendment and restatement of the Certificate of Incorporation of Buyer including a change of the name of Buyer to "Catcher Holdings, Inc.", (b) the Reverse Split (as described in the Private Placement Memorandum); and (c) the election of Ira Tabankin, Charles Sander, Cathal Flynn, _____________ and __________, as the members of the Board of Directors of Buyer.

         6.2 MODIFICATION. Buyer, the Company and Seller may amend, modify or supplement this Agreement in any manner as they may mutually agree in writing.

         6.3 WAIVERS. Buyer, the Company and Seller may in writing extend the time for or waive compliance by the other with any of the covenants or conditions of the other contained herein.

         6.4 TERMINATION AND ABANDONMENT. This Agreement may be terminated and the purchase of the Preferred Shares may be abandoned before the Closing:

                  (a) By the mutual consent of Sellers, the Company and Buyer;

                  (b) By Buyer, if the representations and warranties of the Company or Seller set forth herein shall not be accurate, or the conditions precedent set forth in Article IV shall have not have been satisfied in all material respects; or

                  (c) By the Company or Seller, if the representations and warranties of Buyer set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall not have been satisfied in all material respects.

         Termination shall be effective on the date of receipt of written notice specifying the reasons therefor.


                                      VII.

                                  MISCELLANEOUS

         7.1 REPRESENTATIONS AND WARRANTIES TO SURVIVE. Unless otherwise provided, all of the representations and warranties contained in this Agreement and in any certificate, exhibit or other document delivered pursuant to this Agreement shall survive the Closing for a period of two (2) years. No investigation made by any party hereto or their representatives shall constitute a waiver of any representation or warranty, and no such representation or warranty shall be merged into the Closing.

         7.2 BINDING EFFECT OF THE BASIC AGREEMENTS. The Basic Agreements and the certificates and other instruments delivered by or on behalf of the parties pursuant thereto constitute the entire agreement between the parties. The terms and conditions of the Basic Agreements shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in the Basic Agreements, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

         7.3 APPLICABLE LAW. The Basic Agreements are made pursuant to, and will be construed under, the laws of the State of Delaware.

         7.4 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given when delivered or mailed, first class postage prepaid:

                  (a) If to Sellers, to:

                             Ira Tabankin
                             1165 Via Vera Cruz
                             San Marcos, CA 92069

                             Charles Sander
                             39526 Charlestown Place
                             Hamilton, VA 20158

                             Robert Prag
                             2455 El Amigo Road
                             Del Mar, CA 92014

                             Hayden Communications, Inc.
                             1401 Hewens Drive
                             North Myrtle Beach, SC 29582

                             Kai Hansen
                             P.O. Box 12610
                             San Diego, CA 92112


                  (b) If to Buyer, to:

                             U.S. Telesis Holdings, Inc.
                             ATTN: Nicholas Rigopulos, President
                             41 Commonwealth Avenue
                             Boston, MA 02116
                             TELEPHONE: (617) 536-2070
                             FAX: (617)

                      With copies to:

                             G. David Gordon & Associates, P.C.
                             ATTN: David Gordon
                             7633 East 63rd Place, Suite 210
                             Tulsa, Oklahoma 74133
                             TELEPHONE: (918) 254-4997
                             FAX: (918) 254-2988

         These addresses may be changed from time to time by written notice to the other parties.

         7.5 HEADINGS. The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

         7.6 COUNTERPARTS. This Agreement may be delivered by facsimile and executed in counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

         7.7 SEVERABILITY. If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

         7.8 FORBEARANCE; WAIVER. Failure to pursue any legal or equitable remedy or right available to a party shall not constitute a waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of subsequent default or breach.

         7.9 ATTORNEYS' FEES AND EXPENSES. The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorneys' fees and expenses and court costs.

         7.10 EXPENSES. Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transactions contemplated by this Agreement. However, should either party choose to terminate this Agreement under Section 6.3(a), that party initiating the termination shall be responsible for all legal fees and other expenses incurred in connection with the preparation of this Agreement.

         7.11 EXHIBITS. All of the Exhibits to this Agreement are incorporated herein in the places referenced in this Agreement as if fully set forth herein.

         7.12 INTEGRATION. This Agreement and all documents and instruments executed pursuant hereto merge and integrate all prior agreements and representations respecting the Transactions, whether written or oral, and constitute the sole agreement of the parties in connection therewith. This Agreement has been negotiated by and submitted to the scrutiny of both Seller and Buyer and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by either party hereto or its counsel.

                  [Remainder of Page Intentionally Left Blank]

         [Preferred Stock Exchange Agreement]

         IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.



                                              "BUYER"

                                              U.S. TELESIS HOLDINGS, INC.



                                              BY:
                                                 -------------------------------
                                                 NICHOLAS RIGOPULOS, PRESIDENT

                                              "THE COMPANY"

                                              CATCHER, INC.



                                              BY:
                                                 -------------------------------
                                                    IRA TABANKIN, PRESIDENT





                                              "SELLER"



                                              ---------------------------------
                                              IRA TABANKIN


                                              ---------------------------------
                                              CHARLES SANDER


                                              ---------------------------------
                                              ROBERT PRAG


                                              ---------------------------------
                                              KAI HANSEN


                                              ---------------------------------
                                              HAYDEN COMMUNICATIONS, INC.


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